CAPITAL APPRECIATION
      INCOME

      ANNUAL
      REPORT

  MARCH 31, 2000                                                    Utility Fund

[GRAPHIC OMITTED]                                                    Equity Fund

     [LOGO]                                                    Growth/Value Fund
  COUNTRYWIDE
  INVESTMENTS                                             Aggressive Growth Fund

TABLE OF CONTENTS
================================================================================
Letter from the President ................................................     3
Management Discussion and Analysis .......................................     4
Statements of Assets and Liabilities ..................................... 11-12
Statements of Operations ................................................. 13-14
Statements of Changes in Net Assets ...................................... 15-16
Financial Highlights ..................................................... 17-23
Notes to Financial Statements ............................................ 24-29
Portfolios of Investments:
   Utility Fund .......................................................... 30-31
   Equity Fund ........................................................... 32-33
   Growth/Value Fund ..................................................... 34-35
   Aggressive Growth Fund ................................................ 36-37
Results of Special Meeting of Shareholders ...............................    38
Report of Independent Auditors ...........................................    39

2 - Countrywide Investments

LETTER FROM THE PRESIDENT
================================================================================
[PHOTO]

Dear Fellow Shareholders:

We are pleased to present Countrywide Strategic Trust's Annual Report for the fiscal year ended March 31, 2000. This report provides financial data and performance information for the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund. These Funds represent the four equity products offered by the Countrywide Family of Funds.

The U.S. economy remains strong, despite numerous credit tightening steps by the Federal Reserve since last summer. We attribute this to record employment, modest inflation, increased industrial spending and unwavering consumer confidence. Markets have been extremely volatile so far in 2000. The so-called 'New Economy' stocks stopped climbing, reminding investors that what goes up can go down just as quickly. In spite of this volatility, the Equity Fund, Growth/Value Fund and Aggressive Growth Fund received national recognition for overall performance as of March 31, 2000.

In the bond market, short-term interest rates continued to move higher pressured by actual and expected Federal Reserve actions, while the Treasury's decision to retire certain long-term bonds caused a yield decline. The result, a rare inversion of the yield curve, makes it difficult to discern investors' inflationary expectations. Nevertheless, we see opportunities in such a market, especially in mortgage-backed securities, select high yield issues and municipal bonds.

While stock prices remain highly volatile, the long-term underpinnings supporting the bull market remain firmly in place: economic growth, modest inflation and demographic trends that support stock ownership. Growth may be a little too brisk and inflation probably passed a cyclical low, but the long view remains favorable. Shorter term, the profit outlook has improved in recent months. Economic growth and productivity improvements should lead to consistent earnings growth for the year.

On May 1, 2000 the Countrywide Family of Funds became part of the Touchstone Family of Funds*, with the expanded fund family retaining the Touchstone name. Touchstone shareholders can now meet their financial goals with a broader range of choices. In addition to the funds mentioned above, Touchstone equity funds include the Emerging Growth Fund, International Equity Fund, Value Plus Fund and Enhanced 30 Fund. Touchstone also offers taxable and tax-free bond funds and money market funds. Founded in 1994 and headquartered in Cincinnati, the Touchstone Family of Funds is part of The Western-Southern Enterprise,(R) a group of financial services companies whose heritage dates to 1888 and whose assets owned or under management exceed $26 billion.

We remain committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to offering continued service to you in the future.

Sincerely,

/s/ Robert H. Leshner

Robert H. Leshner
President

*The Touchstone Family of Funds is distributed by Touchstone Securities, Inc.# #A registered broker-dealer and member of the NASD/SIPC.

                                                     Countrywide Investments - 3

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 18.07% and 17.16% for Class A and Class C shares respectively.

Market fundamentals for fiscal 2000 bore remarkable similarity to the previous year. Inflation was remarkably tame given strong domestic growth. Record low unemployment, high consumer confidence and gains in real wages contributed to robust consumer spending. As witnessed in 1999, stock market gains were very narrow. Much to the chagrin of value managers, investors gorged on the growth stocks of the technology and telecommunications industries. As before, the movement toward growth names came at the expense of traditional value sectors. The market's strength was particularly surprising given the actions of the Federal Reserve. Believing that wage pressures must be building, and expecting high-powered stock market gains to fuel consumer spending, Alan Greenspan forcefully acted. Reacting in part to five hikes in the Federal Funds rate totaling 150 basis points, the yield on the 10-year Treasury bond (which replaces the 30-year bond as the "Street" benchmark) rose 81 basis points to 6.00% during our fiscal year (6.48% as of this writing). Since many investors consider utility stocks to be an alternative to bonds, share prices struggled. The S&P Utility Index returned 4.8% for the fiscal year compared to and the 17.9% return of the S&P 500 Index.

Electric and gas utility stocks had a troubled year. A spring 1999 rally faded despite warm weather and the group was down for the year. This utility fund held nearly one-half of its assets in securities of electric and gas utilities. It also held telecommunications stocks largely in the form of AT&T and several of the "Baby Bells" which holdings performed reasonably well for the first two fiscal quarters but collapsed over the winter. They did not enjoy the degree of share price appreciation granted the "new economy" internet-related stocks and fell with the technology stocks in March.

Our outlook for the utility sector remains optimistic. Business fundamentals for the sector have likely never been better and we believe stocks are poised to outperform. Various states are rapidly de-regulating which should lead to productivity gains and better earnings. Electric generation capacity and gas supplies are severely constrained leading to higher prices. Years of patient investment in unregulated subsidiaries are beginning to bear fruit for industry leaders. Stable, steady earnings growth should appear attractive to investors. Utilities are becoming good investments in their own right and not just a haven in times of market volatility. Earning growth rates for the better operators should range from 8% to 15% representing levels at or above what the S&P 500 should generate over the next two years. Dividend yields are roughly five times that of the S&P 500 suggesting attractive current income opportunities. At the end of March, the electric sector's price/earnings multiple was at an historically wide discount to the S&P 500. The stocks are cheap. With balance sheets in great shape, we expect increased LBO activity and merger-related consolidation to boost sector performance.

This fund acquired new portfolio managers in November 1999. Through the first half of 2000, the portfolio will be restructured somewhat in an effort to enhance results. Some faster growth, emerging telecommunications companies like Alltel and Broadwing (formerly Cincinnati Bell) have been added. Undervalued gas-oriented names like El Paso Energy and Williams have joined the list. We are adding to some of the better managed electric holdings. All the new names demonstrate improving fundamentals, own strategic assets, and are cheap on a sum-of-the-parts basis. Possession of important strategic assets gives the Fund a free call on a takeover and the merger related premiums that follow.

4 - Countrywide Investments

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

--------------------------------------------------------
                       Utility Fund
               Average Annual Total Returns

          1 Year    5 Years   10 Years  Since Inception*
Class A   11.28%    13.92%     11.12%          --
Class C   15.70%    14.03%        --         9.96%
--------------------------------------------------------

[GRAPHIC OMITTED}
                                     3/00
Utility Fund - Class A             $30,791
Standard & Poor's Utility Index    $29,665

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

                                                     Countrywide Investments - 5

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Equity Fund seeks long-term appreciation by investing primarily in common stocks of high quality companies that exhibit above-average growth in key metrics such as earnings, cash flow and revenues and the consistency of these variables. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 20.60% and 19.24% for the Class A and Class C shares, respectively.

The U.S. economy continued to generate robust growth throughout the year, with GDP growing at better than a 5% rate in the past two quarters. In February, the expansion that began in 1991 became the longest ever for the U.S. economy. Low unemployment and high consumer confidence has led to strong consumer spending. This has been joined by higher capital spending and rising exports to drive GDP.

Alas, growth has been too good for the Federal Reserve. The Fed has raised interest rates significantly since last summer in an attempt to cool economic growth and dampen any nascent inflationary pressures. While inflation has probably passed a cyclical low, the Fed's tightening steps will eventually slow the sizzling economy and keep inflation at a manageable level.

The stock market recorded another year of strong gains for the fiscal year ended March 31 with the S&P 500 up 17.9%. Once again, the market averages were driven by growth stocks. Large-cap technology stocks were the leading sector, rising more than 75%. Small and mid-cap stocks, especially tech companies, performed well during the second half of the year. Many technology companies exhibited strong earnings growth, but their share prices were also driven higher by surging optimism for all stocks that were Internet related.

Since late March, rising interest rates and fears of further Fed tightening have caused a meaningful correction. Part of the correction can be attributed to the need to consolidate the huge gains achieved since last autumn. Also, the extreme optimism surrounding the `new economy' stocks and the excessive valuations accorded to them have proven unsustainable.

Our investment philosophy is centered on the belief that high quality, well-run companies that operate in high return businesses are good long-term investments. After screening potential stock purchase candidates for superior growth attributes and financial strength, we conduct detailed bottom-up research to understand the key drivers of growth and their inherent competitive advantages. We tend to own stocks that are or have the potential to become leaders in their industries.

There have been a number of changes in the Fund in recent months as we seek to implement our investment strategy in the context of the current environment. Although well diversified, technology, healthcare and communications represent areas of emphasis in the Fund. We believe these sectors offer superior past, present and future growth attributes and should contribute to the Fund in a meaningful way.

6 - Countrywide Investments

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

----------------------------------------------
                  Equity Fund
         Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A   13.67%    21.54%        16.65%
Class C   17.75%    21.57%        16.10%
----------------------------------------------

[GRAPHIC OMITTED]
                                     3/00
Equity Fund - Class C              $28,018
Standard & Poor's 500 Index        $38,491

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

                                                     Countrywide Investments - 7

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Growth/Value Fund seeks long-term capital appreciation through equity investments in companies whose valuations may not yet reflect their prospects for accelerated earnings/cash flow growth. The Fund has returned 88.88% (excluding the impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the S&P 500 Index, the Fund's benchmark, which returned 17.94% for the same period.

Portfolio Manager Frank Mastrapasqua's investment style is to assess the nature, duration and risk factors underlying the current economic, political, and market cycles in determining sector and security selection. Individual security selection focuses on companies believed to have the most attractive valuations based on independently derived earnings and cash flow growth rates purchased at favorable risk-adjusted price to earnings ratios.

After a very strong fourth quarter and year 1999 results, the Growth/Value Fund posted a strong first quarter performance, as a continuation of the sector and issue selections based on Mastrapasqua & Associates' long-term perspective of where the extraordinary growth opportunities are in the U.S. equity markets.

Mastrapasqua continued to overweight the technology and telecommunication sectors in the Fund. Within these sectors, Mastrapasqua focused on those companies whose products are increasingly being used by telecommunication providers to add capacity to their networks due to the insatiable demand for bandwidth and by corporations, which are just beginning to transform themselves into e-businesses.

Companies like PMC-Sierra, JDS Uniphase, Broadcom, Oracle, Cisco, and Sun Microsystems are representative companies and contributed to the fund's first quarter performance. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by companies, wanting an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Led by strong stock appreciation in drug companies, Pharmacia & Upjohn (now Pharmacia Corp.), and Elan, biotech companies, Amgen, IDEC Pharmaceuticals, and Medimmune, and genomics companies, PE Biosystems and Waters Corp, the healthcare sector rebounded and contributed to first quarter performance. Prospectively, all these companies are very well-positioned to take advantage of favorable demographics, the increased need to treat new kinds of diseases, and newer technology available that allows scientists to understand disease more thoroughly.

Those companies with quality management, a strong product pipeline, and which reinvest a large percentage of their revenues into R&D should do well for investors.

8 - Countrywide Investments

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund - Class A* and the Standard & Poor's 500 Index

-----------------------------------
         Growth/Value Fund
   Average Annual Total Returns
          1 Year   Since Inception*
Class A   78.02%       36.42%
Class C      --        74.32%**
-----------------------------------

[GRAPHIC OMITTED]
                                     3/00
Growth/Value Fund - Class A        $41,228
Standard & Poor's 500 Index        $27,610

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class C shares commenced on August 2, 1999.
**Represents total return since August 2, 1999.

                                                     Countrywide Investments - 9

AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Aggressive Growth Fund invests in common stocks, targeting growth companies of various sizes that are believed likely to benefit from new or innovative products, services, or processes, and that have accelerating earnings and cash flow growth. The fund returned 115.03% (excludes impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the NASDAQ Composite Index, the Fund's benchmark, which returned 86.24% for the same period.

The Aggressive Growth Fund has the flexibility to invest throughout the entire capitalization range but the average size is somewhat smaller than that of the Growth/Value Fund. The Fund managers are continually looking for attractive earnings growth that can be purchased at reasonable prices. This aggressive investment style relies heavily on the independent research of the portfolio managers. The Fund has comparatively low annual turnover. Investment decisions are made within an investment time frame horizon of three to five years.

The Fund's strong fourth quarter performance continued into the first quarter as certain sector and issue selections continued to perform well due to their extraordinary long-term growth opportunities.

The Fund achieved its solid first quarter performance due to its heavy exposure to the technology and telecommunication sectors. Representative companies include Broadcom, JDS Uniphase, PMC-Sierra, Oracle, Sun Microsystems, Teradyne, and Veritas. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by corporations, wanting to establish an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Following a mixed performance in the fourth quarter, healthcare stocks enjoyed a broad-based rally in the first quarter. Drug companies, which had experienced weakness last quarter, rebounded strongly, led by Elan, Pharmacia & Upjohn (now Pharmacia Corp.). Biotechnology companies continued their upward advance, led by Genentech, Medimmune, IDEC Pharmaceuticals, and Amgen. Going forward, an aging population combined with a strong product pipeline and new technology, which allows scientists to better understand and treat disease, should keep demand for drugs strong. Mastrapasqua & Associates believes those companies, which have a strong pipeline, quality management, and reinvest a high percentage of their revenues back into R&D, remain ideally positioned.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index

----------------------------
   Aggressive Growth Fund
Average Annual Total Returns

1 Year      Since Inception*
102.67%          33.79%
----------------------------

[GRAPHIC OMITTED]
                                3/00
Aggressive Growth Fund        $37,764
NASDAQ Composite Index        $44,366

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

10 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                               UTILITY    EQUITY
(000's)                                                          FUND      FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $24,913   $46,349
                                                               =================
   At amortized cost .......................................   $24,913   $46,349
                                                               =================
   At market value (Note 2) ................................   $39,478   $69,049
Cash .......................................................        --        28
Dividends and interest receivable ..........................        71        43
Receivable for securities sold .............................       221        --
Receivable for capital shares sold .........................        26        27
Other assets ...............................................        24        24
                                                               -----------------
TOTAL ASSETS ...............................................    39,820    69,171
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        31        --
Dividends payable ..........................................       437        63
Payable for securities purchased ...........................       373        --
Payable for capital shares redeemed ........................       141       129
Payable to affiliates (Note 4) .............................        23        67
Other accrued expenses and liabilities .....................        13        20
                                                               -----------------
TOTAL LIABILITIES ..........................................     1,018       279
                                                               -----------------

NET ASSETS .................................................   $38,802   $68,892
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $24,235   $46,192
Undistributed net investment income ........................         2        --
Net unrealized appreciation on investments .................    14,565    22,700
                                                               -----------------
NET ASSETS .................................................   $38,802   $68,892
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $35,915   $65,274
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,419     2,846
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.85   $ 22.93
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.76   $ 24.33
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $ 2,887   $ 3,618
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       194       162
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.86   $ 22.32
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.05   $ 22.60
                                                               =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 11

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $52,247   $22,276
                                                               =================
   At amortized cost .......................................   $52,247   $22,276
                                                               =================
   At market value (Note 2) ................................   $89,444   $40,154
Dividends receivable .......................................         9         3
Receivable for capital shares sold .........................     1,600       237
Receivable for securities sold .............................       973        --
Organization costs, net (Note 2) ...........................         3         3
Other assets ...............................................        26         8
                                                               -----------------
TOTAL ASSETS ...............................................    92,055    40,405
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        14         1
Payable for securities purchased ...........................     1,788       126
Payable for capital shares redeemed ........................       197        49
Payable to affiliates (Note 4) .............................        82        39
Other accrued expenses and liabilities .....................       114        19
                                                               -----------------
TOTAL LIABILITIES ..........................................     2,195       234
                                                               -----------------

NET ASSETS .................................................   $89,860   $40,171
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $51,897   $21,322
Undistributed net realized gains from security transactions        766       971
Net unrealized appreciation on investments .................    37,197    17,878
                                                               -----------------
NET ASSETS .................................................   $89,860   $40,171
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $79,066   $40,171
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,438     1,192
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 32.43   $ 33.71
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 34.41   $ 35.77
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $10,794
                                                               =======
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       334
                                                               =======
Net asset value and redemption price per share (Note 2) ....   $ 32.30
                                                               =======
Maximum offering price per share (Note 2) ..................   $ 32.71
                                                               =======

See accompanying notes to financial statements.

12 - Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
================================================================================
                                                              UTILITY    EQUITY
(000's)                                                         FUND      FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $ 1,284   $   495
Interest ...................................................      121       183
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................    1,405       678
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      331       490
Distribution expenses, Class A (Note 4) ....................       96       155
Distribution expenses, Class C (Note 4) ....................       31        34
Transfer agent fees, Class A (Note 4) ......................       37        33
Transfer agent fees, Class C (Note 4) ......................       12        12
Accounting services fees (Note 4) ..........................       36        42
Professional fees ..........................................       19        24
Registration fees, Common ..................................        5         5
Registration fees, Class A .................................        9         9
Registration fees, Class C .................................        9         9
Custodian fees .............................................       14        15
Postage and supplies .......................................       17        19
Trustees' fees and expenses ................................       12        12
Reports to shareholders ....................................        9         8
Other expenses .............................................        7         4
                                                              -----------------
TOTAL EXPENSES .............................................      644       871
Fees waived by the Adviser (Note 4) ........................      (18)       --
                                                              -----------------

NET EXPENSES ...............................................      626       871
                                                              -----------------

NET INVESTMENT INCOME (LOSS) ...............................      779      (193)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Net realized gains from security transactions ..............    5,713     9,634
Net change in unrealized appreciation/depreciation
   on investments ..........................................      794     3,404
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........    6,507    13,038
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $ 7,286   $12,845
                                                              =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000(A)
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $    93   $    15
Interest ...................................................       96        18
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................      189        33
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      394       177
Custodian fees .............................................       18        22
Accounting services fees (Note 4) ..........................       34        24
Interest expense (Note 6) ..................................       --        32
Professional fees ..........................................       17        13
Registration fees, Common ..................................       17        --
Registration fees, Class A .................................        2        15
Registration fees, Class C .................................        2        --
Transfer agent fees, Class A (Note 4) ......................       27        16
Transfer agent fees, Class C (Note 4) ......................        8        --
Trustees' fees and expenses ................................       12        12
Postage and supplies .......................................       12         9
Distribution expenses, Class A (Note 4) ....................       49        44
Distribution expenses, Class C (Note 4) ....................       10        --
Amortization of organization costs (Note 2) ................        6         6
Reports to shareholders ....................................        5         4
Other expenses .............................................        4         3
                                                              -----------------
TOTAL EXPENSES .............................................      617       377
Fees waived by the Adviser (Notes 4, 6) ....................       --       (56)
                                                              -----------------
NET EXPENSES ...............................................      617       321
                                                              -----------------

NET INVESTMENT LOSS ........................................     (428)     (288)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions ..............    2,013     1,040
Net change in unrealized appreciation/depreciation
   on investments ..........................................   27,647    14,559
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........   29,660    15,599
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $29,232   $15,311
                                                              =================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

14 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                             UTILITY FUND            EQUITY FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                    2000        1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .........   $    779    $    961    $   (193)   $     57
Net realized gains from
   security transactions .............      5,713       2,009       9,634          73
Net change in unrealized appreciation/
   depreciation on investments .......        794      (5,230)      3,404       6,891
                                         --------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS .....      7,286      (2,260)     12,845       7,021
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income, Class A ..       (758)       (923)         --         (57)
 From net investment income, Class C ..        (19)        (38)         --          --
 Return of capital, Class A ...........         --          --          --          (8)
 From net realized gains on security
   transactions, Class A .............     (6,701)       (441)     (9,186)         --
 From net realized gains on security
   transactions, Class C .............       (543)        (37)       (521)         --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....     (8,021)     (1,439)     (9,707)        (65)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............      4,392       4,525      15,425      16,147
Reinvested distributions .............      6,834       1,225       9,128          63
Payments for shares redeemed .........    (12,989)     (6,425)    (17,887)     (5,648)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     (1,763)       (675)      6,666      10,562
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............        400         424         534         567
Reinvested distributions .............        533          70         515          --
Payments for shares redeemed .........     (1,239)       (573)       (667)     (1,577)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS ......................       (306)        (79)        382      (1,010)
                                         --------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     (2,804)     (4,453)     10,186      16,508
                                         --------------------------------------------
NET ASSETS
Beginning of year ....................     41,606      46,059      58,706      42,198
                                         --------------------------------------------

End of year ..........................   $ 38,802    $ 41,606    $ 68,892    $ 58,706
                                         ============================================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 15

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                          GROWTH/VALUE FUND     AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                   2000(A)      1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..................   $   (428)   $   (236)   $   (288)   $   (190)
Net realized gains from
   security transactions .............      2,013       3,988       1,040       1,735
Net change in unrealized appreciation/
   depreciation on investments .......     27,647       1,438      14,559        (937)
                                         --------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...................     29,232       5,190      15,311         608
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security
   transactions, Class A .............       (792)     (4,391)        (69)     (1,620)
From net realized gains on security
   transaction, Class C ..............        (34)         --          --          --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....       (826)     (4,391)        (69)     (1,620)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............     44,315       4,556      20,595       3,397
Reinvested distributions .............        671       2,552          62         978
Payments for shares redeemed .........    (17,428)    (11,892)     (7,130)     (7,456)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     27,558      (4,784)     13,527      (3,081)
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............      9,477          --
Reinvested distributions .............         33          --
Payments for shares redeemed .........       (278)         --
                                         --------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ........      9,232          --
                                         --------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     65,196      (3,985)     28,769      (4,093)
                                         --------------------------------------------

NET ASSETS
Beginning of year ....................     24,664      28,649      11,402      15,495
                                         --------------------------------------------

End of year ..........................   $ 89,860    $ 24,664    $ 40,171    $ 11,402
                                         ============================================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

16 - Countrywide Investments

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.42    $  16.76    $  12.44    $  12.24    $  10.47
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.25        0.38        0.43        0.46        0.47
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.56        0.22        1.77
                                       --------------------------------------------------------
Total from investment operations ...       2.75       (0.78)       4.99        0.68        2.24
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.25)      (0.38)      (0.43)      (0.46)      (0.47)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.32)      (0.56)      (0.67)      (0.48)      (0.47)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.85    $  15.42    $  16.76    $  12.44    $  12.24
                                       ========================================================

Total return(A) ....................      18.07%      (4.79%)     40.92%       5.61%      21.65%
                                       ========================================================

Net assets at end of year (000's) ..   $ 35,915    $ 38,391    $ 42,463    $ 36,087    $ 40,424
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       1.34%       1.33%       1.25%       1.25%       1.25%

Ratio of net investment income
   to average net assets ...........       1.85%       2.30%       3.03%       3.65%       3.97%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.38% for the year ended March 31, 2000.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 17

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.40    $  16.74    $  12.43    $  12.23    $  10.46
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.13        0.18        0.31        0.35        0.37
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.57        0.24        1.78
                                       --------------------------------------------------------
Total from investment operations ...       2.63       (0.98)       4.88        0.59        2.15
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.10)      (0.18)      (0.33)      (0.37)      (0.38)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.17)      (0.36)      (0.57)      (0.39)      (0.38)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.86    $  15.40    $  16.74    $  12.43    $  12.23
                                       ========================================================

Total return(A) ....................      17.16%      (5.92%)     39.91%       4.82%      20.78%
                                       ========================================================

Net assets at end of year (000's) ..   $  2,887    $  3,215    $  3,597    $  3,099    $  3,686
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       2.46%       2.50%       2.00%       2.00%       2.00%

Ratio of net investment income
   to average net assets ...........       0.73%       1.13%       2.28%       2.89%       3.19%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.50% for the year ended March 31, 2000.

See accompanying notes to financial statements.

18 - Countrywide Investments

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  22.12    $  19.38    $  13.76    $  12.45    $   9.84
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.05)       0.04        0.09        0.12        0.13
   Net realized and unrealized gains
      on investments ................      4.60        2.73        5.76        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.55        2.77        5.85        1.47        2.73
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --       (0.03)      (0.08)      (0.12)      (0.12)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)      (0.03)      (0.23)      (0.16)      (0.12)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.93    $  22.12    $  19.38    $  13.76    $  12.45
                                       ========================================================

Total return(A) .....................     20.60%      14.30%      42.74%      11.82%      27.90%
                                       ========================================================

Net assets at end of year (000's) ...  $ 65,274    $ 55,561    $ 38,336    $ 14,983    $  8,502
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      1.26%       1.31%       1.25%       1.25%       1.25%

Ratio of net investment income (loss)
   to average net assets ............     (0.24%)      0.18%       0.53%       0.91%       1.06%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43% and 2.02% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 19

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  21.86    $  19.34    $  13.77    $  12.46    $   9.86
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.28)      (0.19)      (0.03)       0.02        0.05
   Net realized and unrealized gains
      on investments ................      4.48        2.71        5.75        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.20        2.52        5.72        1.37        2.65
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --          --          --       (0.02)      (0.05)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)         --       (0.15)      (0.06)      (0.05)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.32    $  21.86    $  19.34    $  13.77    $  12.46
                                       ========================================================

Total return(A) .....................     19.24%      13.03%      41.63%      11.01%      26.90%
                                       ========================================================

Net assets at end of year (000's) ...  $  3,618    $  3,146    $  3,862    $  2,770    $  2,436
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      2.68%       2.41%       2.00%       2.00%       2.00%

Ratio of net investment income (loss)
   to average net assets ............     (1.34%)     (0.92%)     (0.18%)      0.15%       0.38%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 2.70% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

20 - Countrywide Investments

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS A

=====================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------
                                         YEAR        YEAR    SEVEN MONTHS     YEAR       PERIOD
                                         ENDED       ENDED       ENDED        ENDED       ENDED
                                       MARCH 31,   MARCH 31,   MARCH 31,   AUGUST 31,  AUGUST 31,
                                          2000        1999      1998(A)       1997       1996(B)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period $  17.50    $  16.30    $  15.90     $  11.18    $  10.00
                                       ---------------------------------------------------------
Income from investment operations:
   Net investment loss ...............    (0.16)      (0.17)      (0.08)       (0.13)      (0.06)(C)
   Net realized and unrealized
      gains on investments ...........    15.51        4.84        1.05         5.39        1.24
                                       ---------------------------------------------------------
Total from investment operations .....    15.35        4.67        0.97         5.26        1.18
                                       ---------------------------------------------------------

Distributions from net realized gains     (0.42)      (3.47)      (0.57)       (0.54)         --
                                       ---------------------------------------------------------

Net asset value at end of period ..... $  32.43    $  17.50    $  16.30     $  15.90    $  11.18
                                       =========================================================
Total return(D) ......................    88.88%      29.89%       6.43%       47.11%      11.80%(G)
                                       =========================================================

Net assets at end of period (000's) .. $ 79,066    $ 24,664    $ 28,649     $ 26,778    $ 15,108
                                       =========================================================

Ratio of net expenses
   to average net assets(E) ..........     1.52%       1.66%       1.66%(F)     1.95%       1.95%(F)

Ratio of net investment loss
   to average net assets .............    (1.05%)     (0.93%)     (0.91%)(F)   (1.03%)     (0.62%)(F)

Portfolio turnover rate ..............       44%         59%         62%(F)       52%         21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 21

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS C
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    2000(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $   18.65
                                                                  ---------
Income from investment operations:
   Net investment loss ........................................       (0.11)
   Net realized and unrealized gains on investments ...........       14.18
                                                                  ---------
Total from investment operations ..............................       14.07
                                                                  ---------

Distributions from net realized gains .........................       (0.42)
                                                                  ---------

Net asset value at end of period ..............................   $   32.30
                                                                  =========

Total return(B) ...............................................       76.52%
                                                                  =========

Net assets at end of period (000's) ...........................   $  10,794
                                                                  =========

Ratio of net expenses to average net assets ...................        2.33%(C)

Ratio of net investment loss to average net assets ............       (1.77%)(C)

Portfolio turnover rate .......................................          44%(C)

(A) Represents the period from the initial public offering(August 2, 1999) through March 31, 2000.
(B) Total return shown excludes the effect of applicable sales loads and is not annualized.
(C)  Annualized.

See accompanying notes to financial statements.

22 - Countrywide Investments

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

=======================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                            YEAR        YEAR   SEVEN MONTHS      YEAR       PERIOD
                                           ENDED       ENDED       ENDED        ENDED       ENDED
                                          MARCH 31,   MARCH 31,  MARCH 31,    AUGUST 31,  AUGUST 31,
                                            2000        1999      1998(A)        1997      1996(B)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $  15.73    $  15.81    $  16.29     $  10.95    $  10.00
                                         ---------------------------------------------------------
Income  (loss) from investment
   operations:
   Net investment loss ...............      (0.24)      (0.27)      (0.15)       (0.17)      (0.11)(C)
   Net realized and unrealized gains
      (losses) on investments ........      18.30        2.67       (0.33)        5.54        1.06
                                         ---------------------------------------------------------
Total from investment operations .....      18.06        2.40       (0.48)        5.37        0.95
                                         ---------------------------------------------------------

Distributions from net realized gains       (0.08)      (2.48)         --        (0.03)         --
                                         ---------------------------------------------------------

Net asset value at end of period .....   $  33.71    $  15.73    $  15.81     $  16.29    $  10.95
                                         =========================================================

Total return(D) ......................     115.03%      15.46%      (2.95%)(G)   49.09%       9.50%(G)
                                         =========================================================

Net assets at end of period (000's) ..   $ 40,171    $ 11,402    $ 15,495     $ 13,984    $  6,550
                                         =========================================================

Ratio of net expenses
   to average net assets(E) ..........       1.81%       1.95%       1.95%(F)     1.94%       1.95%(F)

Ratio of net investment loss
   to average net assets .............      (1.62%)     (1.52%)     (1.66%)(F)   (1.57%)     (1.26%)(F)

Portfolio turnover rate ..............         40%         93%         40%(F)       51%         16%

Amount of debt outstanding at
   end of period .....................   $     --    $     --         n/a          n/a         n/a

Average daily amount of debt
   outstanding during the
   period (000's) ....................   $    351    $     80         n/a          n/a         n/a

Average daily number of capital shares
   outstanding during the
   period (000's) ....................        756         818         n/a          n/a         n/a

Average amount of debt per share
   during the period .................   $   0.46    $   0.10         n/a          n/a         n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.13%, 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 23

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   ORGANIZATION

The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund invests primarily in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water.

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The Fund invests primarily in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic growth companies which are likely to benefit from new or innovative products, services or processes.

The Utility Fund, Equity Fund and, effective August 1, 1999, Growth/Value Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

24 - Countrywide Investments

================================================================================

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund, Equity Fund and Growth/Value Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Aggressive Growth Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund and Equity Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund, Equity Fund and Growth/Value Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                    Countrywide Investments - 25

================================================================================
Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2000:

-----------------------------------------------------------------------------------------------
                                                                     GROWTH/        AGGRESSIVE
                                     UTILITY          EQUITY          VALUE           GROWTH
                                       FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------
Gross unrealized appreciation ..  $ 15,449,206    $ 23,756,186    $ 39,702,063    $ 19,364,744
Gross unrealized depreciation ..      (884,449)     (1,056,355)     (2,504,401)     (1,487,207)
                                  ------------------------------------------------------------
Net unrealized appreciation ....  $ 14,564,757    $ 22,699,831    $ 37,197,662    $ 17,877,537
                                  ============================================================
Federal income tax cost ........  $ 24,913,402    $ 46,348,756    $ 52,246,683    $ 22,276,024
                                  ============================================================
-----------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 2000, the Equity Fund and Aggressive Growth Fund reclassified net investment losses of $193,221 and $ 288,140, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Growth/Value Fund reclassified $427,945 net investment losses, of which $6,355 was reclassed against paid-in capital and $421,590 was reclassed against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 2000:

------------------------------------------------------------------------------------------
                                                                   GROWTH/      AGGRESSIVE
                                       UTILITY        EQUITY        VALUE         GROWTH
                                         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------
Purchases of investment securities   $ 9,405,757   $47,870,722   $49,745,866   $19,584,326
                                     =====================================================
Proceeds from sales and maturities
   of investment securities ......   $16,752,957   $47,628,869   $16,895,299   $ 7,106,009
                                     =====================================================
------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (CII), the Trust's investment adviser or manager and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
CII manages the investments of the Utility Fund and Equity Fund and provides general investment supervisory services for the Growth/Value Fund and Aggressive Growth Fund under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay CII a fee, which is computed

26 - Countrywide Investments
and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by CII to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. CII (not the Funds) pays Mastrapasqua a fee for these services.

In order to voluntarily reduce operating expenses of the Utility Fund and Aggressive Growth Fund, CII waived $18,396 and $56,232, respectively, of its investment advisory fees during the year ended March 31, 2000.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,500 from each of the Equity Fund and Growth/Value Fund, $3,000 from the Utility Fund and $2,000 from the Aggressive Growth Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
CII is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and CII, CII earned $8,185, $12,557, $55,449 and $15,487 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, during the year ended March 31, 2000. In addition, CII collected $1,493, $261 and $2,100 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 2000. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

                                                    Countrywide Investments - 27

================================================================================

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------
                                           UTILITY FUND        EQUITY FUND
--------------------------------------------------------------------------------
                                          YEAR      YEAR      YEAR      YEAR
                                         ENDED     ENDED     ENDED     ENDED
                                        MARCH 31, MARCH 31, MARCH 31, MARCH 31,
(000's)                                   2000      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................      257       276       689       818
Shares reinvested ...................      442        75       398         3
Shares redeemed .....................     (769)     (395)     (752)     (288)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (70)      (44)      335       533
Shares outstanding, beginning of year    2,489     2,533     2,511     1,978
                                         -----------------------------------
Shares outstanding, end of year .....    2,419     2,489     2,846     2,511
                                         ===================================
CLASS C
Shares sold .........................       24        26        23        29
Shares reinvested ...................       34         4        23        --
Shares redeemed .....................      (73)      (36)      (28)      (85)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (15)       (6)       18       (56)
Shares outstanding, beginning of year      209       215       144       200
                                         -----------------------------------
Shares outstanding, end of year .....      194       209       162       144
                                         ===================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       GROWTH/VALUE FUND  AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                        YEAR       YEAR      YEAR      YEAR
                                        ENDED      ENDED     ENDED     ENDED
                                      MARCH 31,   MARCH 31, MARCH 31, MARCH 31,
(000's)                                2000(A)      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................    1,772       264       829       216
Shares reinvested ...................       30       150         3        64
Shares redeemed .....................     (774)     (761)     (365)     (535)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................    1,028      (347)      467      (255)
Shares outstanding, beginning of year    1,410     1,757       725       980
                                         -----------------------------------
Shares outstanding, end of year .....    2,438     1,410     1,192       725
                                         ===================================
CLASS C
Shares sold .........................      342        --
Shares reinvested ...................        1        --
Shares redeemed .....................       (9)       --
                                         ---------------
Net increase in shares outstanding ..      334        --
Shares outstanding, beginning of year       --        --
                                         ---------------
Shares outstanding, end of year .....      334        --
                                         ===============
--------------------------------------------------------------------------------

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

28 - Countrywide Investments

================================================================================

6.   BORROWINGS

The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2000, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year ended March 31, 2000 for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 8.00%. For the year ended March 31, 2000, the Aggressive Growth Fund incurred, and CII reimbursed, $32,078 of interest expense on such borrowings.

7.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On November 30, 1999, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Fund declared and paid a long-term capital gain distribution of $2,087,774, $73,436, $514,063 and $69,191, respectively. As required by federal regulations, shareholders received notification of their portion of a Fund's taxable gain distribution, if any, paid during the 1999 calendar year early in 2000.

Additionally, on March 31, 2000, the Utility Fund and Equity Fund declared and paid long-term capital gain distributions of $5,155,880 and $9,633,765, respectively. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. All distributions from long-term capital gains are taxable at the 20% tax rate.

8.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000. Throughout the holding period and at March 31, 2000, this security was valued at original cost and represented 1.25% of net assets.

9.   SUBSEQUENT EVENT

Effective May 1, 2000, the Countrywide Strategic Trust changed its name to Touchstone Strategic Trust, Aggressive Growth Fund Class C shares were added and the Enhanced 30 Fund Class A and C shares were opened. Countrywide Fund Services, Inc. changed its name to Integrated Fund Services, Inc. Touchstone Advisors, Inc., upon shareholder approval, became the new advisor for the Funds in the Trust. Fort Washington Investment Advisors, Inc., upon shareholder approval, became the sub-advisor to the Utility Fund and Equity Fund. Touchstone Securities, Inc., upon shareholder approval, became the underwriter/distributor for the Funds in the Trust.

                                                    Countrywide Investments - 29

UTILITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
PREFERRED STOCK-- 1.0%                                   (000's)       (000's)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES-- 0.9%
Carolina Power & Light Company, 8.55% ............      $      2     $       47
Columbus Southern Power, 8.375% ..................             4             80
IES Utilities, Inc., 7.875% ......................             5            107
Ohio Power Co., 8.16% ............................             5            109
                                                                     ----------
                                                                     $      343
                                                                     ----------
FINANCE - OTHER SERVICES-- 0.1%
PSO Capital I, Series A, 8% ......................             2     $       45
                                                                     ----------
TOTAL PREFERRED STOCK (Amortized Cost $392) ......                   $      388
                                                                     ----------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2%                                    SHARES       (000's)
--------------------------------------------------------------------------------
ELECTRIC COMPANIES-- 32.8%
American Water Works Co., Inc. ...................        65,000     $    1,544
Cinergy Corp. ....................................        40,000            860
CMS Energy Corp. .................................        60,000          1,087
Constellation Energy Group .......................        65,000          2,072
DPL, Inc. ........................................        75,700          1,679
Duke Energy Corp. ................................        40,000          2,100
FPL Group, Inc. ..................................        25,000          1,151
Kansas City Power & Light Co. ....................        50,000          1,450
SCANA Corp. ......................................        31,551            775
                                                                     ----------
                                                                     $   12,718
                                                                     ----------
TELEPHONE-- 25.9%
ALLTEL Corp. .....................................        14,000     $      883
BellSouth Corp. ..................................        40,000          1,880
Broadwing, Inc.* .................................        30,000          1,116
GTE Corp. ........................................        45,000          3,195
Intermedia Communications, Inc.* .................        20,000            966
SBC Communications, Inc. .........................        42,000          1,764
WorldPages.com, Inc.* ............................        25,000            241
                                                                     ----------
                                                                     $   10,045
                                                                     ----------
COMMUNICATION EQUIPMENT-- 16.2%
FLAG Telecom Holdings Limited* ...................         6,500     $      147
Lucent Technologies, Inc. ........................        38,888          2,362
Nortel Networks Corp. ............................        30,000          3,780
                                                                     ----------
                                                                     $    6,289
                                                                     ----------
TELECOMMUNICATIONS - LONG DISTANCE-- 9.5%
AT&T Corp. .......................................        30,700     $    1,727
MCI WorldCom, Inc.* ..............................        26,500          1,201
RSL Communications, Ltd. - Class A* ..............        32,000            768
                                                                     ----------
                                                                     $    3,696
                                                                     ----------

30 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2% (CONTINUED)                        SHARES       (000's)
--------------------------------------------------------------------------------
POWER PRODUCERS-- 9.1%
AES Corp.* .......................................        45,000     $    3,544
                                                                     ----------
NATURAL GAS-- 6.7%
Coastal Corp. ....................................         5,000     $      230
El Paso Energy Corp. .............................        10,000            404
Enron Corp. ......................................        13,000            973
MCN Energy Group, Inc. ...........................         9,000            225
Williams Cos., Inc. ..............................        17,500            769
                                                                     ----------
                                                                     $    2,601
                                                                     ----------
TOTAL COMMON STOCKS (COST $24,324) ...............                   $   38,893
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 0.5%                                  (000's)       (000's)
--------------------------------------------------------------------------------
GMFC, Discount Note, due 4/03/00
   (Amortized Cost $197) .........................      $    197     $      197
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 101.7%
   (Amortized Cost $24,913) ......................                   $   39,478

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.7%) ...                         (676)
                                                                     ----------
NET ASSETS-- 100.0% ..............................                   $   38,802
                                                                     ==========

*    Non-income producing security.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 31

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 45.1%
Broadcom Corp. - Class A* ........................         1,500     $      364
Cisco Systems, Inc.* .............................        44,000          3,402
EMC Corp.* .......................................         7,600            950
Intel Corp. ......................................        26,000          3,430
International Business Machines Corp. (IBM) ......        15,000          1,770
Juniper Networks, Inc.* ..........................         1,000            264
Lexmark International Group, Inc. - Class A* .....        15,000          1,586
Microsoft Corp.* .................................        13,000          1,381
Nokia Oyj - ADR ..................................         7,500          1,629
Nortel Networks Corp. ............................        44,000          5,544
Oracle Corp.* ....................................        13,000          1,015
Sun Microsystems, Inc.* ..........................        50,000          4,685
Texas Instruments, Inc. ..........................        15,000          2,400
Xilinx, Inc.* ....................................        20,000          1,656
Yahoo!, Inc.* ....................................         5,400            925
                                                                     ----------
                                                                     $   31,001
                                                                     ----------
FINANCIAL SERVICES-- 11.6%
American International Group, Inc. ...............        20,625     $    2,259
Bank of New York Co., Inc. .......................        40,000          1,663
Citigroup, Inc. ..................................        27,000          1,602
Northern Trust Corp. .............................        36,000          2,432
                                                                     ----------
                                                                     $    7,956
                                                                     ----------
HEALTH-- 11.0%
Elan Corp. plc - ADR* ............................        30,000     $    1,425
Johnson & Johnson ................................        20,000          1,401
Medtronic, Inc. ..................................        50,000          2,572
Pfizer, Inc. .....................................        60,000          2,194
                                                                     ----------
                                                                     $    7,592
                                                                     ----------
CONSUMER, CYCLICAL-- 9.8%
Costco Wholesale Corp.* ..........................        21,000     $    1,104
Home Depot, Inc. .................................        33,000          2,129
Omnicom Group, Inc. ..............................        16,000          1,495
Wal-Mart Stores, Inc. ............................        37,000          2,054
                                                                     ----------
                                                                     $    6,782
                                                                     ----------
COMMUNICATION SERVICES-- 8.0%
AT&T Corp. .......................................        25,000     $    1,406
Global Crossing Ltd.* ............................        20,000            819
MCI WorldCom, Inc.* ..............................        51,600          2,338
Telefonica S.A. - ADR ............................        13,000            970
                                                                     ----------
                                                                     $    5,533
                                                                     ----------
CONSUMER STAPLES-- 5.9%
AT&T Corp. - Liberty Media Group - Class A* ......        40,000     $    2,370
Univision Communications, Inc. - Class A* ........        15,000          1,695
                                                                     ----------
                                                                     $    4,065
                                                                     ----------
CAPITAL GOODS-- 3.8%
General Electric Co. .............................        17,000     $    2,638
                                                                     ----------

32 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
ENERGY-- 2.2%
Schlumberger Limited .............................        20,000     $    1,530
                                                                     ----------
TOTAL COMMON STOCKS (Cost $44,397) ...............                   $   67,097
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 2.8%                                  (000's)       (000's)
--------------------------------------------------------------------------------
Sweetwater Capital Corp., 6.28%, 04/03/00
   (Amortized Cost $1,952) .......................      $  1,953     $    1,952
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.2%
   (Amortized Cost $46,349) ......................                   $   69,049

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%) ...                         (157)
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   68,892
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

                                                    Countrywide Investments - 33

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 58.8%
Applied Materials, Inc.* .........................        43,200     $    4,072
Broadcom Corp. - Class A* ........................        13,000          3,157
Cisco Systems, Inc.* .............................        23,000          1,778
Compuware Corp.* .................................        22,500            474
EMC Corp.* .......................................        22,600          2,825
Intel Corp. ......................................        12,300          1,623
JDS Uniphase Corp.* ..............................        28,000          3,376
Lucent Technologies, Inc. ........................         7,000            425
Nortel Networks Corp. ............................        14,000          1,764
Novell, Inc.* ....................................        91,300          2,613
Oracle Corp.* ....................................       118,500          9,250
PE Corp. - PE Biosystems Group ...................        23,600          2,277
PMC-Sierra, Inc.* ................................        16,550          3,371
RealNetworks, Inc.* ..............................        20,000          1,139
Sun Microsystems, Inc.* ..........................        82,000          7,684
Teradyne, Inc.* ..................................        22,600          1,859
Texas Instruments, Inc. ..........................        11,360          1,818
VERITAS Software Corp.* ..........................        10,000          1,310
Waters Corp.* ....................................        21,000          2,000
                                                                     ----------
                                                                     $   52,815
                                                                     ----------
HEALTH-- 21.3%
Amgen, Inc.* .....................................        23,200     $    1,424
Baxter International, Inc. .......................        20,000          1,254
Biogen, Inc.* ....................................        10,000            699
Biovail Corp.* ...................................        30,000          1,329
Bristol-Myers Squibb Co. .........................        16,400            947
Celera Genomics* .................................        11,000          1,007
Elan Corp. plc - ADR* ............................        50,000          2,375
Forest Laboratories, Inc.* .......................        23,000          1,944
Genentech, Inc.* .................................        10,900          1,657
IDEC Pharmaceuticals Corp.* ......................        17,740          1,743
MedImmune, Inc.* .................................        10,000          1,741
Medtronic, Inc. ..................................        35,000          1,800
Pharmacia & Upjohn, Inc. .........................        21,000          1,244
                                                                     ----------
                                                                     $   19,164
                                                                     ----------
FINANCIAL SERVICES-- 10.5%
Chase Manhattan Corp. ............................        20,000     $    1,744
Citigroup, Inc. ..................................        35,000          2,076
Merrill Lynch & Co., Inc. ........................        20,000          2,100
Morgan Stanley Dean Witter & Co. .................        21,000          1,713
Wells Fargo & Co. ................................        45,000          1,842
                                                                     ----------
                                                                     $    9,475
                                                                     ----------

34 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
CONSUMER STAPLES-- 4.3%
AT&T Corp. - Liberty Media Group - Class A* ......        24,000     $    1,422
USA Networks, Inc.* ..............................        51,600          1,164
Viacom, Inc. - Class B* ..........................        24,000          1,266
                                                                     ----------
                                                                     $    3,852
                                                                     ----------
TOTAL COMMON STOCKS (COST $48,110) ...............                   $   85,306
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 4.6%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $4,137) .......................      $  4,138     $    4,138
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 99.5%
   (Amortized Cost $52,247) ......................                   $   89,444

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....                          416
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   89,860
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 35

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.6%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 68.0%
21 E Web Network*(A) .............................        83,333     $      500
Agilent Technologies, Inc.* ......................           500             52
Applied Materials, Inc.* .........................        11,200          1,056
Broadcom Corp. - Class A* ........................         7,400          1,797
CIENA Corp.* .....................................         2,000            252
Compuware Corp.* .................................        31,000            653
Daleen Technologies, Inc.* .......................         5,000            103
EMC Corp.* .......................................        14,500          1,812
Exodus Communications, Inc.* .....................         5,000            702
Intel Corp. ......................................        11,200          1,478
JDS Uniphase Corp.* ..............................        28,800          3,472
Novell, Inc.* ....................................        62,000          1,775
Oracle Corp.* ....................................        41,750          3,259
PE Corp. - PE Biosystems Group ...................        13,600          1,312
PMC-Sierra, Inc.* ................................         6,000          1,222
RealNetworks, Inc.* ..............................         8,100            461
SDL, Inc.* .......................................         4,000            852
Sun Microsystems, Inc.* ..........................        25,000          2,343
Sycamore Networks, Inc.* .........................         3,400            439
Teradyne, Inc.* ..................................        17,500          1,439
VERITAS Software Corp.* ..........................        11,025          1,444
Waters Corp.* ....................................         9,500            905
                                                                     ----------
                                                                     $   27,328
                                                                     ----------
HEALTH-- 22.0%
Affymetrix, Inc.* ................................         2,000     $      297
Amgen, Inc.* .....................................        15,000            921
Biogen, Inc.* ....................................        10,000            699
Celera Genomics* .................................         5,300            485
CV Therapeutics, Inc.* ...........................         5,000            251
Elan Corp. plc - ADR* ............................        21,000            997
Forest Laboratories, Inc.* .......................        10,000            845
Genentech, Inc.* .................................         8,700          1,322
IDEC Pharmaceuticals Corp.* ......................         8,800            865
MedImmune, Inc.* .................................         5,000            871
MiniMed, Inc.* ...................................         4,800            622
Pharmacia & Upjohn, Inc. .........................        11,000            652
                                                                     ----------
                                                                     $    8,827
                                                                     ----------
FINANCIAL SERVICES-- 7.2%
Merrill Lynch & Co., Inc. ........................         9,500     $      998
Morgan Stanley Dean Witter & Co. .................        13,000          1,060
Wells Fargo & Co. ................................        20,000            819
                                                                     ----------
                                                                     $    2,877
                                                                     ----------
CONSUMER, CYCLICAL-- 0.4%
Shop at Home, Inc.* ..............................        20,000     $      172
                                                                     ----------
TOTAL COMMON STOCKS (Cost $21,326) ...............                   $   39,204
                                                                     ----------

36 - Countrywide Investments

================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $950) .........................      $    950     $      950
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.0%
   (Amortized Cost $22,276) ......................                   $   40,154

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% .....                           17
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   40,171
                                                                     ==========

*    Non-income producing security.

ADR American Depository Receipt.

(A)  Restricted Security (Note 8).

See accompanying notes to financial statements.

                                                    Countrywide Investments - 37

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
APRIL 19, 2000 (UNAUDITED)
================================================================================

On April 19, 2000, a Special Meeting of Shareholders of Countrywide Strategic Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Touchstone Advisers, Inc., (2) to approve or disapprove new subadvisory agreements with Mastrapasqua & Associates, Inc. with respect to the Growth/Value Fund and Aggressive Growth Fund, (3) to approve or disapprove new subadvisory agreements with Fort Washington Investment Advisors, Inc. with respect to the Utility Fund and Equity Fund and (4) to approve or disapprove the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants for the fiscal year ended March 31, 2000. The total number of shares of the Trust present by proxy represented 57.9% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,158,081          28,998          43,070
Equity Fund                           1,672,675          10,140           5,075
Growth/Value Fund                     1,410,207           7,738          10,818
Aggressive Growth Fund                  637,780           1,135             457
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Growth/Value Fund and Aggressive Growth Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Growth/Value Fund                     1,406,005           9,041          13,717
Aggressive Growth Fund                  637,148           1,165           1,059
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Utility Fund and Equity Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,150,828          32,553          46,768
Equity Fund                           1,672,667           9,744           5,479
--------------------------------------------------------------------------------

The results of the voting for or against the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,120,350          42,032          67,767
Equity Fund                           1,669,563           6,210          12,117
Growth/Value Fund                     1,392,359          10,070          26,334
Aggressive Growth Fund                  636,820           1,478           1,073
--------------------------------------------------------------------------------

38 - Countrywide Investments

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Trustees
Countrywide Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Countrywide Strategic Trust (consisting of Utility Fund, Equity Fund, Growth/Value Fund, and Aggressive
Growth Fund) (the Funds) as of March 31, 2000, the related statements of operations and statements of changes in net assets for the year then ended and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the year ended March 31, 1999 and the financial highlights presented herein for each of the respective years or periods ended March 31, 1999 were audited by other auditors whose report dated April 30, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Countrywide Strategic Trust as of March 31, 2000, the results of their operations and the changes in their net assets for the year then ended and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
May 22, 2000

                                                    Countrywide Investments - 39

COUNTRYWIDE STRATEGIC TRUST
---------------------------------------
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094
   www.countrywideinvestments.com
   Nationwide: (Toll Free) 800-543-8721
   Cincinnati: 629-2000

SHAREHOLDER SERVICES
---------------------------------------
   Nationwide: (Toll Free) 800-543-0407
   Cincinnati: 629-2050

BOARD OF TRUSTEES
---------------------------------------
   William O. Coleman
   Phillip R. Cox
   H. Jerome Lerner
   Robert H. Leshner
   Jill T. McGruder
   Oscar P. Robertson
   Nelson Schwab, Jr.
   Robert E. Stautberg
   Joseph S. Stern, Jr.

INVESTMENT ADVISER/MANAGER
---------------------------------------
   Countrywide Investments, Inc.
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094

TRANSFER AGENT
---------------------------------------
   Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, Ohio 45201-5354

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

[GRAPHIC OMITTED]